SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 29, 2002

On August 27, 2002, the Board of Trustees of Seasons Series Trust approved certain changes to the Focus Growth Portfolio. Effective October 1, 2002, Jennison Associates LLC ("Jennison") will no longer serve as an adviser for a portion of the assets of the Focus Growth Portfolio. Salomon Brothers Asset Management Inc ("Salomon Brothers"), pursuant to its Subadvisory Agreement with SunAmerica Asset Management Corp., will assume subadvisory responsibilities for the component. All references to Jennison with respect to the Focus Growth Portfolio in the Statement of Additional Information are no longer applicable.

In the first paragraph under the heading "SUBADVISORY AGREEMENTS" on page 59, the reference to Jennison is replaced with "Salomon Brothers Asset Management Inc ("Salomon Brothers")."

In the chart under the same heading on page 61, the reference to Jennison is replaced with "Salomon Brothers."

The reference to Jennison under the same heading on page 62 is deleted in its entirety and replaced with the followin:

Salomon Brothers is a subsidiary of Citigroup Inc.

Dated: September 20, 2002